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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): October 23, 2000
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5.   Other Events and Regulation FD Disclosure.

On October 23, 2000, the Registrant issued a press release announcing its 2000 third quarter earnings and distributed a 2000 Third Quarter
Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

        99.1 Press release of American Express Company announcing its 2000 third quarter earnings, dated October 23, 2000.

        99.2  2000 Third Quarter Earnings Supplement of American Express
              Company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   October 23, 2000

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                                  EXHIBIT INDEX

Item No.                          Description
---------                         -----------

99.1 Press release of American Express Company announcing its 2000 third quarter earnings dated October 23, 2000.

99.2          2000 Third Quarter Earnings Supplement of American Express
              Company.